UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2018
(Date of Earliest Event Reported)

UBS Commercial Mortgage Trust 2017-C5
(Central Index Key Number 0001719195)
(Exact name of issuing entity)

UBS AG
(Central Index Key Number 0001685185)
Cantor Commercial Real Estate Lending, L.P.
(Central Index Key Number 0001558761)
Ladder Capital Finance LLC
(Central Index Key Number 0001541468)
Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)
Société Générale
(Central Index Key Number 0001238163)
Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.
(Central Index Key Number 0001532799)
(Exact name of registrant as specified in its charter)

Delaware	333-207340-05	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 6.02. Change of Servicer or Trustee.

On November 16, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the UBS Commercial Mortgage Securities Trust 2017-C5 (the “Issuing Entity”), a common law trust formed on November 16, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-nine (49) mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred and thirty-one (131) commercial, multifamily or manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified as “Centre 425 Bellevue” on Exhibit B to the Pooling and Servicing Agreement (the “Centre 425 Bellevue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Centre 425 Bellevue Whole Loan”) that also includes two (2) additional pari passu promissory notes and one additional subordinate companion loan, which are not assets of the Issuing Entity. The Centre 425 Bellevue Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of February 23, 2018 (the “NCMS 2018-ALXA Trust and Servicing Agreement”), by and among Natixis Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer (the “NCMS 2018-ALXA Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the NCMS 2018-ALXA securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the NCMS 2018-ALXA Trust and Servicing Agreement applicable to the servicing of the Centre 425 Bellevue Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 16, 2017; provided that the NCMS 2018-ALXA Trust and Servicing Agreement does not provide for an operating advisor, and thus no party to the NCMS 2018-ALXA Trust and Servicing Agreement will be required to (i) generally review the actions of the NCMS 2018-ALXA Special Servicer with respect to the Centre 425 Bellevue Whole Loan, (ii) prepare annual reports regarding the Centre 425 Bellevue Whole Loan prior to the occurrence and continuance of a control termination event under the NCMS 2018-ALXA Trust and Servicing Agreement, (iii) upon determining that (a) the NCMS 2018-ALXA Special Servicer is not adequately performing its duties under the NCMS 2018-ALXA Trust and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (b) the replacement of the NCMS 2018-ALXA Special Servicer would be in the best interests of the NCMS 2018-ALXA certificateholders as a collective whole, recommend the replacement of the NCMS 2018-ALXA Special Servicer or (iv) consult with the NCMS 2018-ALXA Special Servicer prior to the occurrence of a control termination event under the NCMS 2018-ALXA Trust and Servicing Agreement. In addition, the special servicing fees, work-out fees and liquidations fees payable to the NCMS 2018-ALXA Special Servicer with respect to the Centre 425 Bellevue Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement. Moreover, due to the manner in which the NCMS 2018-ALXA securitization satisfied the risk retention requirements of Section 15G of the Exchange Act (the “Risk Retention Requirements”) the NCMS 2018-ALXA Trust and Servicing Agreement included a “Risk Retention Consultation Party” (as defined in the NCMS 2018-ALXA Trust and Servicing Agreement). The Risk Retention Consultation Party was appointed by Natixis Real Estate Capital LLC. In connection with certain major decisions that involve the Centre 425 Bellevue Mortgage Loan, the related special servicer is required to consult with the Risk Retention Consultation Party on a non-binding basis. The NCMS 2018-ALXA Trust and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Trust and Servicing Agreement, dated as of February 23, 2018, by and among Natixis Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2018	UBS COMMERCIAL MORTGAGE
SECURITIZATION CORP.
(Registrant)

By:	/s/ Nicholas Galeone Name: Nicholas Galeone Title: Executive Director
By:	/s/ Racquel A.C. Small Name: Racquel A.C. Small Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Trust and Servicing Agreement, dated as of February 23, 2018, by and among Natixis Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)